Exhibit 10.1
                                                                 ------------

                            THIRD AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is dated as of July 21, 2004, effective as of June 30, 2004, and made by and among:

                  (1) COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

                  (2) CI HOLDINGS, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CI Holdings") and formerly known as CI Holdings, Inc. and as Alflex Corporation;

                  (3) COMMONWEALTH ALUMINUM, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CAC") and formerly known as Commonwealth Aluminum Corporation;

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

                  (5) CA LEWISPORT, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Old Lewisport") and formerly known as CA Lewisport, Inc. and as Commonwealth Aluminum Lewisport, Inc. and as Commonwealth Aluminum Corporation;

                  (6) COMMONWEALTH ALUMINUM LEWISPORT, LLC, a limited liability company duly formed and validly existing under the laws of the state of Delaware ("New Lewisport");

                  (7) COMMONWEALTH ALUMINUM METALS, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals");

                  (8) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet Aluminum Corporation) a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI" and, together with CAC, CI Holdings, Old Lewisport, New Lewisport, Metals and New Alflex, each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers");

                  (9) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (10) each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders");
                           ------                          -------
         and

                  (11) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         This Amendment amends that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2002, as amended by a First Amendment thereto dated as of October 14, 2003, and a Second Amendment thereto dated as of February 2, 2004 (collectively, the "Credit Agreement").

                                                              WITNESSETH:

         WHEREAS, Parent, Revolving Credit Borrowers and Subsidiary Guarantors have requested Lenders, subject to the terms and conditions herein, to amend the Credit Agreement to modify the definition of "EBITDA" contained therein.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Definitions. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

3. Amendment of Credit Agreement. The following definition set forth in Section
1.01 of the Credit Agreement is hereby amended and restated as follows:

         "EBITDA" shall mean the sum, for the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income for such period, plus (b) the amount of Total Interest Expense for such period, plus (c) income tax expense during such period, plus (d) depreciation and amortization for such period, plus (e) extraordinary losses for such period, plus
         (f) for any period that includes the calendar quarter ended December 31, 2001, nonrecurring losses recognized during the fiscal quarter ended December 31, 2001, related to asset impairment, goodwill reduction, termination of the Parent's executive incentive plan, and provision for uncollectable accounts (all as previously disclosed to the Administrative Agent), but not in excess of $179,000,000 in the aggregate, plus (g) in the case of any period during calendar year 2002, an amount equal to the amount deducted, on account of impairment of goodwill, in calculating net income for such period in accordance with GAAP, plus (h) in the case of any period from and after October 1, 2003, an amount equal to the non-cash charge taken with respect to reduction of goodwill for New Alflex, plus (i) in the case of any period from and after April 1, 2004, an amount equal to all costs, expenses and charges incurred in connection with the Agreement and Plan of Merger among IMCO Recycling Inc., Silver Fox Acquisition Company and the Parent, dated as of June 16, 2004 (as amended, the "Merger Agreement"), and all transactions contemplated by the Merger Agreement, plus (j) all costs, expenses and charges incurred in connection with the shut-down of the aluminum tube operations of Commonwealth Aluminum Tube Enterprises, LLC, plus (k) in the case of any period from and after April 1, 2004, an amount equal to all costs, expenses and charges incurred pursuant to corporate employee severance, including those related to the separation agreement dated as of June 10, 2004 with Mark
         V. Kaminski, the separation agreement dated as of June 25, 2004 with Greg Givan and the separation agreement dated as of June 25, 2004 with Lenna R. Macdonald, plus (l) the loss on the disposal of Alflex Corporation, minus (m) extraordinary gains for such period; provided that the maximum amount of all costs, expenses and charges that may be counted pursuant to clauses (i), (j), (k) and (l) shall not exceed $25 million in the aggregate.

4. Conditions Precedent. The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent acknowledge that this Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the "Effective Date"):

(a) The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent shall have executed this Amendment;

(b) The Parent shall have delivered to the Administrative Agent a closing certificate certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Default or Event of Default under the Credit Agreement;

(c) No Material Adverse Effect shall have occurred with respect to the Parent, the Revolving Credit Borrowers or the Subsidiary Guarantors;

(d) The Parent, the Revolving Credit Borrower and the Subsidiary Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment; and

(e) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Credit Documents shall be in form and substance satisfactory to the Administrative Agent.

5. Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

6. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Credit Documents are true and correct and shall continue in full force and effect without modification.

7. Reimbursement of Expenses. The Borrowers unconditionally agree sto pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including swithout limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

8. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original and all such counterparts shall together constitute one and the same instrument.

9. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This Third Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

               [SIGNATURE PAGE 1 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

           THE PARENT

           COMMONWEALTH INDUSTRIES, INC.


           By: /s/ SEAN M. STACK
           ----------------------------------------------------------
           Name: Sean M. Stack
           --------------------------------------------------------
           Title: Vice President and Treasurer
           -------------------------------------------------------

               [SIGNATURE PAGE 2 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

           THE REVOLVING CREDIT BORROWERS

           COMMONWEALTH ALUMINUM, LLC

           By:    Commonwealth Aluminum Concast, Inc., its sole member


           By: /s/ SEAN M. STACK
           ---------------------------------------------------
           Name:
           --------------------------------------------------
           Title:
           -------------------------------------------------


           ALFLEX CORPORATION


           By: /s/ SEAN M. STACK
           ----------------------------------------------------------
           Name:
           ---------------------------------------------------------
           Title:
           --------------------------------------------------------


           COMMONWEALTH ALUMINUM CONCAST, INC.


           By: /s/ SEAN M. STACK
           ----------------------------------------------------------
           Name:
           ---------------------------------------------------------
           Title:
           --------------------------------------------------------


           CA LEWISPORT, LLC

           By:    Commonwealth Industries, Inc., its sole member


           By: /s/ SEAN M. STACK
           ---------------------------------------------------
           Name:
           --------------------------------------------------
           Title:
           -------------------------------------------------

               [SIGNATURE PAGE 3 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

           CI HOLDINGS, LLC
           By:    Commonwealth Industries, Inc., its sole member


           By: /s/ SEAN M. STACK
           ---------------------------------------------------
           Name:
           --------------------------------------------------
           Title:
           -------------------------------------------------



           COMMONWEALTH ALUMINUM LEWISPORT, LLC

           By:    CA Lewisport, Inc., its managing member


           By: /s/ SEAN M. STACK
           ---------------------------------------------------
           Name:
           --------------------------------------------------
           Title:
           -------------------------------------------------



           COMMONWEALTH ALUMINUM METALS, LLC

           By:    Commonwealth Aluminum Lewisport, LLC, its sole member

           By:   CA Lewisport, Inc., its managing member


           By: /s/ SEAN M. STACK
           ---------------------------------------------
           Name:
           --------------------------------------------
           Title:
           -------------------------------------------

               [SIGNATURE PAGE 4 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

           SUBSIDIARY GUARANTORS

           COMMONWEALTH ALUMINUM SALES CORPORATION


           By: /s/ SEAN M. STACK
           ----------------------------------------------------------
           Name:
           ---------------------------------------------------------
           Title:
           --------------------------------------------------------




           COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

           By:    Commonwealth Aluminum Concast, Inc., its sole member


           By: /s/ SEAN M. STACK
           ---------------------------------------------------
           Name:
           --------------------------------------------------
           Title:
           -------------------------------------------------

               [SIGNATURE PAGE 5 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


           PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender


           By: /s/ RICHARD C. MUNSICK
           ----------------------------------------------------------
           Name: Richard C. Munsick
           --------------------------------------------------------
           Title: Managing Director
           -------------------------------------------------------

               [SIGNATURE PAGE 6 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


           U.S. BANK NATIONAL ASSOCIATION


           By:
           -----------------------------------------------------------
           Name:
           ---------------------------------------------------------
           Title:
           --------------------------------------------------------

               [SIGNATURE PAGE 7 OF 7 TO THIRD AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


           NATIONAL CITY BANK OF KENTUCKY


           By: /s/ WILLIAM FORBES
           ----------------------------------------------------------
           Name: William Forbes
           --------------------------------------------------------
           Title: Senior Vice President
           -------------------------------------------------------